UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of a Material Definitive Agreement

As previously disclosed in a Form 8-K filed with the Commission on October 20, 2006, on October 16, 2006, Registrant entered into a 10-year Master Services Agreement (the “Master Agreement”) with Accenture LLP (“Accenture”) pursuant to which Registrant agreed to outsource substantially all of its information technology (“IT”) operations to Accenture. On October 16, 2012, Registrant and Accenture materially amended the Master Agreement effective September 1, 2012 (“Amended Agreement”), whereby Registrant will assume responsibility for managing substantially all of its IT operations, including Registrant’s data center and applications management. Accenture will continue to provide substantial IT support and augment Registrant’s IT operations in the form of knowledge and resources.

Under the Amended Agreement, Registrant will pay Accenture for requested resources on a time and materials basis, with a minimum committed spend of $6.1 million per year. In order to terminate the infrastructure outsourcing portion of the Master Agreement effective September 1, 2012, Registrant will pay a termination fee of $1.1 million to Accenture. Registrant expects the Amended Agreement to yield savings of approximately $2.8 million per year, or $11.7 million over the remaining term of the Amended Agreement after accounting for Registrant’s added costs to bring IT services in-house.

The term of the Amended Agreement is materially unchanged from the Master Agreement, subject to termination for convenience provisions that may be invoked by Registrant at any time, subject to the payment of certain fees. Termination fees may be incurred for early termination under other specified circumstances as well.

Except for the terms of the Master Agreement amended therein, the Amended Agreement remains subject to the Master Agreement previously filed as Exhibit 10.27 to the Form 8-K filed with the Commission on October 20, 2006. A copy of the Amended Agreement (without attached Schedules) is filed with this Current Report on Form 8-K as Exhibit 10.27 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the complete terms of the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Number	Description

10.27	Amendment No. 19 to Services Agreement No. 1 effective September 1, 2012 between Affirmative Insurance Holdings, Inc. and Accenture LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: October 22, 2012	Name:	Joseph G. Fisher
	Title:	Executive Vice President and General Counsel